UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

PHP Ventures Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40696	86-3368971
(Commission File Number)	(IRS Employer Identification No.)

CT 10-06, Level 10

Corporate Tower Subang Square

Jalan SS15/4G

Subang Jaya

47500 Selangor, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +60 3 5888 8485

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, one-half of one redeemable warrant, and one right to acquire one-tenth of one share of Class A common stock	PPHPU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PPHP	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common stock	PPHPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PPHPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

PHP Ventures Acquisition Corp., a Delaware corporation (the “Company”), entered into an Investment Management Trust Agreement, dated August 16, 2021 and as amended as of December 30, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), which form was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-256840) in connection with its initial public offering on August 16, 2021 (the “IPO”).

On August 15, 2023, at 8:00 a.m. ET, the Company held a virtual special meeting of its stockholders at https://www.cstproxy.com/phpventuresacquisition/2023, pursuant to due notice (such meeting, the “Special Meeting”) in that certain Proxy Statement on Schedule 14(a) filed July 31, 2023 (as amended, the “Proxy Statement”). At the Special Meeting, the Company stockholders entitled to vote at the Special Meeting (the “Stockholders”) cast their votes and approved the proposal (the “Trust Amendment Proposal”) to authorize the Company to enter into Amendment No. 2 to the Trust Agreement (the “Trust Agreement Amendment”) to amend the Trust Agreement to allow the Company to extend beyond August 16, 2023 the date by which either the Company must have completed its initial business combination or Continental must liquidate the Trust Account established in connection with the IPO (the “Trust Account”). Following approval of the Trust Amendment Proposal by the Stockholders, the Company and Continental promptly entered into the Trust Agreement Amendment.

The foregoing summary is qualified by the full text of the Trust Agreement Amendment, which is included as Exhibit 10.1.

Item 3.03.	Material Modification to Rights of Security Holders.

Amendment of Memorandum and Articles of Association

As described in more detail in Item 5.03, the Stockholders approved the Extension Amendment Proposal (as defined below) to amend the Amended and Restated Certificate of Incorporation, as previously amended (the “Charter”) and authorized the Company to file the Second Amendment to the Amended and Restated Certificate of Incorporation (the “Amended Charter”) with the Secretary of State of the State of Delaware. Following approval of the Extension Amendment Proposal by the Stockholders, the Company promptly filed the Amended Charter with the Secretary of State of the State of Delaware.

The foregoing summary is qualified by the full text of the Amended Charter, which is included as Exhibit 3.1.

Item 5.03.	Articles of Incorporation or Bylaws.

At the Special Meeting, the stockholders approved the Extension Amendment Proposal for the Company to adopt and file with the Secretary of State of the State of Delaware the Amended Charter, which the Company promptly filed following the stockholders’ approval.

Pursuant to the Amended Charter, the Company has the right to extend beyond August 16, 2023 by up to twelve (12), one-month extensions through August 16, 2024 (each of the twelve (12), one-month extensions, an “Extension”, and each such extended date a “Deadline Date”), which is the date by which the Company must have completed its initial business combination or liquidate the Trust Account. In connection with each Extension, Global Link Investment LLC, the Company’s sponsor (or its affiliates or permitted designees), will deposit into the Trust Account the lesser of (x) 40,000 or (y) $0.04 per share for each public share outstanding as of the applicable Deadline Date, and the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with (the “Extension Amendment Proposal”).

The foregoing summary is qualified by the full text of the Amended Charter, which is included as Exhibit 3.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On the record date of July 20, 2023, the Company had 3,503,650 shares entitled to vote at the Special Meeting. At the Special Meeting, the Stockholders voted on two of three proposals presented, each as described in the Proxy Statement, and cast their votes as described below:

Proposal 1 – Extension Amendment Proposal

The Stockholders approved the Extension Amendment Proposal. The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,144,976	17,410	0	0

Proposal 2 – Trust Amendment Proposal

The Stockholders approved the Trust Amendment Proposal. The following is a tabulation of the voting results:

Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,144,976	17,410	0	0

Item 8.01.	Other Events.

Redemption of Shares

In connection with the voting on the Extension Amendment Proposal and the Trust Amendment Proposal at the Special Meeting, holders of 906,611 shares of Class A common stock exercised the right to redeem such shares for cash.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Second Amendment to the Amended and Restated Certificate of Incorporation.
10.1	Amendment No. 2 to Investment Management Trust Agreement.
99.1	Press Release dated August 16, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHP Ventures Acquisition Corp.

Date: August 16, 2023	By:	/s/ Marcus Choo Yeow Ngoh
Marcus Choo Yeow Ngoh Chief Executive Officer and Director